EXHIBIT 10.11




                               GENERAL MILLS, INC.

                             1995 SALARY REPLACEMENT

                                STOCK OPTION PLAN














                         As Amended Through July 1, 2000

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                               GENERAL MILLS, INC.

                    1995 SALARY REPLACEMENT STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purpose of the General Mills, Inc. 1995 Salary Replacement Stock Option Plan (the "Plan") is to give management employees of General Mills, Inc. (the "Company") and its subsidiaries the opportunity to receive stock option grants in lieu of salary increases and certain other compensation and benefits thereby encouraging focus on the growth and profitability of the Company and its Common Stock. Restricted stock is not permitted to be issued under the terms of this Plan.


2.       EFFECTIVE DATE OF PLAN

         This Plan shall become effective as of September 18, 1995, subject to the approval of the stockholders of the Company at the Annual Meeting on September 18, 1995.


3.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Compensation Committee (the "Committee"). The Committee shall be made up of non-management members of the Board of Directors (the "Board") appointed in accordance with the Company's Certificate of Incorporation. The Committee shall have authority to adopt rules and regulations for carrying out the purpose of the Plan, select the employees to whom grants will be made ("Optionees"), the number of shares to be optioned and interpret, construe and implement the provisions of the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the 1934 Act (or any successor provisions) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. Decisions of the Committee (or its delegate as permitted herein) shall be final, conclusive and binding upon all parties, including the Company, stockholders and Optionees.


4.       COMMON STOCK SUBJECT TO THE PLAN

         The shares of "Common Stock" of the Company ($.10 par value) to be issued upon the exercise of a non-qualified option to purchase Common Stock granted hereunder (an "Option") may be made available from the authorized but unissued Common Stock, shares of Common Stock held in the treasury, or Common Stock purchased on the open market or otherwise.

         Approval of the Plan by the stockholders of the Company shall constitute authorization to use such shares for the Plan, subject to the discretion of the Board or as such discretion may be delegated to the Committee.


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         Subject to the provisions of the next succeeding paragraph, the maximum aggregate number of shares authorized under the Plan for which Options may be granted under the Plan shall be 14,000,000 shares. If an Option granted under the Plan is terminated without having been exercised in full, the unpurchased or forfeited shares or rights to receive shares shall become available for grant to other employees. The number of shares of Common Stock subject to Options granted under this Plan to any Optionee shall not exceed 5% of the total number of shares of Common Stock which may be issued under this Plan.

         In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock subject to the Plan, subject to Section 15, (ii) the number of shares of Common Stock subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, that the number of shares of Common Stock subject to any Option denominated in Common Stock shall always be a whole number.


5.       ELIGIBLE PERSONS

         Only persons who are officers or management employees of the Company or a subsidiary shall be eligible to receive grants under the Plan. No grant shall be made to any member of the Committee or any other non-employee director.


6.       PURCHASE PRICE OF STOCK OPTIONS

         The purchase price for each share of Common Stock issuable under an Option shall not be less than 100 percent of the Fair Market Value of the Shares of Common Stock of the Company subject to such Option on the date of grant. "Fair Market Value" as used in the Plan shall equal the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.


7.       OPTION TERM

         The term of each Option grant as determined by the Committee shall not exceed ten (10) years and one (1) month from the date of that grant and shall expire as of the last day of the designated term, unless terminated earlier under the provisions of the Plan.


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8.       OPTION TYPE

         Option grants will be non-qualified stock options governed by Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision.


9.       NON-TRANSFERABILITY OF OPTIONS

         Except as provided by rule adopted by the Committee, no Option granted under this Plan shall be transferable by the Optionee otherwise than by the Optionee's last will and testament or by the applicable laws of descent and distribution and an Option may be exercised during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative. An Optionee shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this Section.


10.      EXERCISE OF OPTIONS

         Except as provided in Sections 12, 13 and 14, each Option shall be vested and may be exercised in accordance with such terms and conditions as may be determined by the Committee for grants to officers or executives and by the Chief Executive Officer of the Company for grants to other management participants.

         Subject to the provision of this Section 10, each Option may be exercised in whole or, from time to time, in part with respect to the number of then exercisable shares in any sequence desired by the Optionee without regard to the date of grant of stock options under other plans of the Company.

         An Optionee exercising an Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 4:30 P.M. CST/CDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Optionee shall tender the full purchase price of the shares purchased. Until such payment has been made and either a certificate or certificates for the shares purchased has been issued in the Optionee's name or the ownership of such shares by the Optionee has been entered by the Company's transfer agent on the master stockholder records of the Company, the Optionee shall possess no stockholder rights with respect to any such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the Committee:

                  (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

                  (ii) through the delivery of shares of Common Stock owned by the Optionee; or

                  (iii)    by a combination of (i) and (ii) above.

         For determining the payment, Common Stock delivered pursuant to (ii) or
         (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.


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11.      WITHHOLDING TAXES ON OPTION EXERCISE

         Each Optionee shall deliver to the Company cash in an amount equal to all federal, state and local withholding taxes required to be collected by the Company in respect of the exercise of an Option, and until such payment is made, the Company may, in its discretion, retain all or a portion of the shares to be issued.

         Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, an Optionee may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares to be issued such number of shares as shall be sufficient to satisfy the withholding obligation.


12.      EXERCISE OF OPTIONS IN EVENT OF CERTAIN CHANGES OF CONTROL

         Each outstanding Option shall become immediately and fully exercisable for a period of one (1) year following the date of the following occurrences, each constituting a "Change of Control":

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Voting Securities reaches or exceeds 20% as a result of a transaction described in clause
                  (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Voting Securities; or

         (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the


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                  election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         After such one (1) year period the normal option exercise provisions of the Plan shall govern. In the event an Optionee is terminated as an employee of the Company or a subsidiary within two (2) years of any of the events specified in (a), (b), (c) or (d), all outstanding Options at that date of termination shall become immediately exercisable for a period of six (6) months, subject to the provisions of Section 7.


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13.      TERMINATION OF EMPLOYMENT OF AN OPTIONEE

         (a)      Resignation or Termination for Cause

                  If the Optionee's employment by the Company is terminated by either

                  (i)      the voluntary resignation of the Optionee, or

                  (ii) a Company discharge due to Optionee's illegal activities, poor work performance, misconduct or violation of the Company's policies or practices,

                  then the Options shall terminate three months after such termination (but in no event beyond the original full term of the Options) and no Options shall become exercisable after such termination.

         (b)      Other Termination

                  If the Optionee's employment by the Company terminates for any reason other than specified in Sections 12, 13(a), (c), (d) or
                  (e) or Section 14, the following rules shall apply:

                  (i) In the event that, at the time of such termination, the sum of the Optionee's age and service with the Company equals or exceeds 70, the outstanding Options shall continue to become exercisable in accordance with the schedule established at the time of grant. The Options shall remain exercisable for the remaining full term of such Options.

                  (ii) In the event that, at the time of such termination, the sum of Optionee's age and service with the Company is less than 70, the outstanding unexercisable Options shall become exercisable as of the date of termination, in a pro-rata amount based on the full months of employment completed during the full vesting period from the date of grant to the date of termination with such newly-vested Options and Options exercisable on the date of termination remaining exercisable for the lesser of one year from the date of termination and the original full term of the Option. All other Options shall be forfeited as of the date of termination. Provided, however, that if the Optionee is an executive officer of the Company, the outstanding Options which, as of the date of termination are not yet exercisable, shall become exercisable effective as of the date of such termination and, with all outstanding Options already exercisable on the date of termination, shall remain exercisable for the lesser of one year following the date of termination and the original full term of the Option.

         (c)      Death

                  If the termination of employment is due to the Optionee's death, the Options may be exercised as provided in Section 14.


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         (d)      Retirement

                  If the termination of employment is due to the Optionee's retirement, the Optionee thereafter may exercise an Option within the period remaining under the original term of the Option.

         (e)      Discontinuation of a Complete Line of Business

                  If the termination of employment is due to the cessation, transfer, or spin-off of a complete line of business of the Company, the Committee, in its sole discretion, may determine that all outstanding Options granted to the Optionee prior to such termination shall immediately become exercisable for a period of up to five (5) years after the date of such termination, subject to the provisions of Section 7.


14.      DEATH OF OPTIONEE

         If an Optionee should die while employed by the Company or a subsidiary, any Option previously granted to the Optionee under this Plan may be exercised by the person designated in such Optionee's last will and testament or, in the absence of such designation, by the Optionee's estate, to the full extent that such Option could have been exercised by such Optionee immediately prior to the Optionee's death, subject to the original term of the Option. Further, with respect to outstanding Options which, as of the date of death, are not yet exercisable, any such Option shall vest and become exercisable in a pro rata amount, based on the number of full months of employment completed during the full vesting period of the Option from the date of grant to the date of death.


15.      AMENDMENTS TO THE PLAN

         The Committee and the Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the 1934 Act. Notwithstanding anything to the contrary contained herein, any amendment, suspension or termination made in accordance with this
         Section 15 that would adversely affect an Optionee's rights under an Option granted under the Plan may not be made without such Optionee's consent.

         The Committee shall have authority to cause the Company to take any action related to the Plan which may be required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, and the rules and regulations prescribed by the Securities and Exchange Commission. Any such action shall be at the expense of the Company.


16.      FOREIGN JURISDICTIONS

         The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction, to key employees of the Company who are subject to such laws and who are eligible to receive Option grants under the Plan.


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17.      DURATION OF THE PLAN

         Grants may be made under the Plan until September 30, 2002.


18.      NOTICE

         All notices and communications to the Company shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

                  General Mills, Inc.
                  Number One General Mills Boulevard
                  Minneapolis, Minnesota 55426
                  Attention: Corporate Compensation
                  If by Telex: 170360 Gen Mills
                  If by Facsimile: (763) 764-4925

19.      SECTION 16 OFFICERS

                  With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                  Effective as of September 18, 1995
                  Amended as of June 22, 1998
                  Amended as of December 13, 1999
                  Amended as of July 1, 2000


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